SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 30, 2003

THE AES CORPORATION
 (exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer Identification No.)

1001 North 19th Street, 20th Floor
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 12. Disclosure of Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On July 30, 2003, the AES Corporation issued a press release setting forth its second-quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: July 30, 2003	By:	/s/ Brian Miller

Name: Brian Miller Title: Deputy General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	EXHIBIT

99.1	Press Release dated July 30, 2003.